Supplement dated November 1, 2005

To The Prospectus Dated May 2, 2005 For

DEFINED STRATEGIESSM	PERSPECTIVESM L SERIES
PERSPECTIVESM	PERSPECTIVE ADVISORS IISM
PERSPECTIVE II®	PERSPECTIVE ADVISORSSM
FIFTH THIRD PERSPECTIVE	PERSPECTIVE ADVANTAGESM
PERSPECTIVE FOCUS®

Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®

Through JACKSON NATIONAL SEPARATE ACCOUNT – I

JACKSON NATIONAL SEPARATE ACCOUNT III

JACKSON NATIONAL SEPARATE ACCOUNT V

Or Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®

Through JNLNY SEPARATE ACCOUNT I

JNLNY SEPARATE ACCOUNT II

This supplement updates the prospectus. Please read and keep it together with your copy of the prospectus for future reference.

Under the FEES AND EXPENSES TABLES, with the fee table entitled "Fund Operating Expenses," please note the change in expenses with the below fund, effective November 1, 2005. Also, please delete and replace footnote B in the prospectus with footnote B below.

Fund Operating Expenses (As an annual percentage of the Fund's average daily net assets)	Management and Admin Fee A	Service (12b-1) Fee	Other Expenses B	Annual Operating Expenses
Fund Name
JNL/Select Money Market	0.38%	0.20%	0.01%	0.59%

B

Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees/Managers.

(To be used with VC3652 Rev. 05/05, VC3656 Rev. 05/05, VC4224 Rev. 05/05, FVC4224FT Rev. 05/05, VC5526 Rev. 05/05, VC5890 Rev. 05/05, VC5869 Rev. 05/05, VC3657 Rev. 05/05, VC3723 Rev. 05/05, NV3174 Rev. 05/05, NV3174CE Rev. 05/05, NV4224 Rev. 05/05, NV5526 Rev. 05/05, NV5890 Rev. 05/05 NV5869 Rev. 05/05 and NV3784 Rev. 05/05)

V5972 11/05

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